UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported): August 31, 2017

Centrus Energy Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6901 Rockledge Drive, Suite 800
Bethesda, MD 20817
(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Departure

Effective August 31, 2017, director Hiroshi Sakamoto resigned from the Board of Directors of Centrus Energy Corp. (“Centrus” or the “Company”). Mr. Sakamoto was elected to the Board by the holders of the Class B common stock, who have the right to elect a total of two directors of the Company.

Director Appointment

Pursuant to the Certificate of Incorporation of the Company, the holders of a majority of the voting power of the outstanding shares of Class B common stock of Centrus, voting as a separate class, have the right to elect a total of two qualified directors to the Board of Directors of Centrus, subject to certain limitations.  Toshiba America Nuclear Energy Corporation (“Toshiba”) and BWXT Investment Company (“BWXT”) are the holders of all currently outstanding shares of Class B common stock of Centrus. Effective September 7, 2017, Tetsuo Iguchi was elected to the Centrus Board of Directors to fill the vacancy in one of the Class B-elected Director positions.

Mr. Iguchi, age 50, is Senior Vice President of Government & Industry Relations and General Manager of the Washington D.C. office of Toshiba America, Inc. Mr. Iguchi previously was assigned to the Overseas Sales and Marketing Department for Nuclear Division and also one of the Mount Fuji project team members working for Fukushima Daiichi restoration efforts. In July 2012, he was appointed Assistant General Manager of the Corporate Government & External Relations Division. He transferred to Toshiba America Inc. as Vice President for Government and Industry Relations and Deputy General Manager of the Washington DC office in January 2013 and was Visiting Fellow for the Center for Strategic and International Studies (CSIS).

Centrus, BWXT and Toshiba are parties to a Strategic Relationship Agreement, dated May 25, 2010, as supplemented by the Supplemental Strategic Relationship Agreement, dated September 30, 2014, a Support Agreement, dated January 5, 2017 and other agreements or arrangements described in the Company’s current reports on Form 8-K filed with the Securities and Exchange Commission on May 25, 2010, August 4, 2014, September 5, 2014 and January 5, 2017.  BWXT and Toshiba are stockholders of the Company.

There are no transactions involving the Company and Mr. Iguchi that are reportable pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended.

In addition, Mr. Iguchi and the Company will enter into the Company’s standard indemnification agreement. The form of indemnification agreement was filed as Exhibit 10.77 to the Company’s annual report on Form 10-K for the year ended December 31, 2014, which was filed with the Securities and Exchange Commission on March 16, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centrus Energy Corp.

Date:	September 7, 2017	By:	/s/ Stephen S. Greene
Stephen S. Greene
Senior Vice President, Chief Financial Officer and Treasurer